SMEAD VALUE FUND

Schedule of Investments

August 31, 2020 (Unaudited)

	Shares	Value
COMMON STOCKS 96.54%

Banks 9.64%
Bank of America Corp.	1,639,232	$42,193,832
JPMorgan Chase & Co.	450,969	45,182,584
Wells Fargo & Co.	843,243	20,364,318

		107,740,734

Consumer Durables & Apparel 17.47%
Carter’s, Inc.	178,644	14,223,635
DR Horton, Inc.	512,428	36,571,987
Lennar Corp. — Class A	914,210	68,401,192
NVR, Inc. (a)	18,241	76,034,690

		195,231,504

Consumer Services 0.70%
Starbucks Corp.	93,046	7,859,596

Diversified Financials 9.95%
American Express Co.	589,107	59,847,380
Berkshire Hathaway, Inc. — Class B (a)	150,555	32,827,012
Credit Acceptance Corp. (a)	47,911	18,531,975

		111,206,367

Materials 4.95%
Chevron Corp.	526,679	44,204,168
Continental Resources, Inc.	647,733	11,128,053

		55,332,221

Media & Entertainment 11.01%
Comcast Corp. — Class A	836,900	37,501,489
Discovery, Inc. — Class A (a)	2,617,004	57,744,193
Walt Disney Co.	210,801	27,798,328

		123,044,010

Pharmaceuticals, Biotechnology & Life Sciences 12.71%
Amgen, Inc.	273,214	69,210,570
Merck & Co., Inc.	493,276	42,061,645
Pfizer, Inc.	813,392	30,738,084

		142,010,299

Real Estate 4.52%
Macerich Co. (The) — REIT	3,133,467	24,848,393
Simon Property Group, Inc. — REIT	378,915	25,709,383

		50,557,776

Retailing 18.48%
Booking Holdings, Inc. (a)	8,911	17,024,020
eBay, Inc.	969,373	53,102,253
Home Depot, Inc.	175,831	50,118,868
Target Corp.	503,134	76,078,892
Ulta Beauty, Inc. (a)	44,199	10,262,124

		206,586,157

Semiconductors & Semiconductor Equipment 3.23%
Qualcomm, Inc.	302,626	36,042,757

The accompanying notes are an integral part of these financial statements.

SMEAD VALUE FUND

Schedule of Investments (Continued)

August 31, 2020 (Unaudited)

	Shares	Value
Software & Services 1.83%
Accenture PLC — Class A (b)	85,470	$20,506,817

Transportation 2.05%
AMERCO	64,551	22,908,504

TOTAL COMMON STOCKS (Cost $813,124,726)		1,079,026,742

SHORT-TERM INVESTMENTS 3.47%

Money Market Fund 3.47%
State Street Institutional U.S. Government Money Market – Premier Class 0.01% (c)	38,770,886	38,770,886

TOTAL SHORT-TERM INVESTMENTS (Cost $38,770,886)		38,770,886

TOTAL INVESTMENTS (Cost $851,895,612) 100.01%		1,117,797,628
Liabilities in Excess of Other Assets (0.01%)		(140,704)

TOTAL NET ASSETS 100.00%		$1,117,656,924

(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	The rate shown is the 1-month performance for the month ended August 31, 2020.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by Smead Capital Management, Inc.

The accompanying notes are an integral part of these financial statements.

SMEAD VALUE FUND

Notes to Financial Statements

August 31, 2020

The cost basis of investments for federal income tax purposes at August 31, 2020 was as follows*:

Cost of investments	$ 851,895,612

Gross unrealized appreciation	312,708,172
Gross unrealized depreciation	(46,806,156)

Net unrealized appreciation	$ 265,902,016

*Because tax adjustments are calculated annually, the above table does not reflect tax adjustments. For the previous fiscal year’s federal income tax information, please refer to the Notes to Financial Statements section of the Fund’s most recent semi-annual or annual report.

Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Investment Valuation

Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued. When the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the security is traded.

Fund securities listed on The NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price. If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the most recent bid and asked prices on such day. Over-the-counter securities that are not traded on NASDAQ shall be valued at the most recent trade price.

Debt securities other than short-term instruments are valued at the mean between the closing bid and asked prices provided by a pricing service (“Pricing Service”). If the closing bid and ask prices are not readily available, the Pricing Service may provide a price determined by a matrix pricing method or other analytical pricing models. Short-term debt securities, such as commercial paper, bankers acceptances and U.S. Treasury Bills having a maturity of less than 60 days, are valued at amortized cost which approximates fair value. If a short-term debt security has a maturity of greater than 60 days, it is valued at market price.

Redeemable securities issued by open-end, registered investment companies, including money market funds, are valued at the net asset value (“NAV”) of such companies for purchase and/or redemption orders placed on that day.

When market quotations are not readily available, any security or other asset is valued at its fair value as determined under fair value pricing procedures approved by the Trust’s Board of Trustees (the “Board of Trustees”). These fair value pricing procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual fair market value. The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced.

SMEAD VALUE FUND

Notes to Financial Statements (Continued)

August 31, 2020

The Fund’s Valuation Procedures include fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs used to develop the measurements of fair value. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical securities.

Level 2—other significant observable inputs (including unadjusted quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the valuations inputs of the Fund’s investments by each fair value hierarchy level as of August 31, 2020:

		Level 1		Level 2		Level 3		Total
Equity
Common Stocks(1)	$	1,079,026,742	$	—	$	—	$	1,079,026,742

Total Equity		1,079,026,742		—		—		1,079,026,742
Short-Term Investment		—		38,770,886		—		38,770,886

Total Investments in Securities	$	1,079,026,742	$	38,770,886	$	—	$	1,117,797,628

(1) See the Schedule of Investments for industry classification.

No Level 3 securities were held in the Fund at August 31, 2020. For the period ended August 31, 2020, there were no transfers between levels for the Fund. It is the Fund’s policy to record transfers between levels as of the end of the reporting period. The Fund did not hold financial derivative instruments during the reporting period.